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                                                                   EXHIBIT 10.11



                               November 15, 1999



NMT Medical, Inc.
27 Wormwood Street
Boston, MA 02210

     Re:  Waiver of Compliance with Certain Covenants
          -------------------------------------------

Ladies and Gentlemen:

     Reference is made to (i) that certain Credit Agreement, dated as of September 13, 1999 (the "U.S. Credit Agreement"), by and among NMT Medical, Inc. ("NMT") and its domestic subsidiaries (together with NMT, the "U.S. Borrowers") and Brown Brothers Harriman & Co. (the "Lender"), (ii) that certain Credit Agreement, dated as of September 13, 1999 (the "French Credit Agreement"), by and among NMT NeuroSciences Implants (France) SA and NMT NeuroSciences Instruments (France) SARL, each a wholly owned subsidiary of NMT (collectively, the "French Borrowers" and together with the U.S. Borrowers, the "Borrowers"), and the Lender, (iii) that certain Guarantee, dated as of September 13, 1999 (the "Guarantee"), made by the U.S. Borrowers in favor of the Lender, pursuant to which the U.S. Borrowers guaranteed the obligations of the French Borrowers under the French Credit Agreement, and (iv) that certain letter agreement regarding the post-closing delivery of certain documentation and the satisfaction of certain conditions, dated September 13, 1999 (the "Letter Agreement"). The U.S. Credit Agreement, the French Credit Agreement, the Guarantee and the Letter Agreement are referred to collectively herein as the "Credit Documents."

     The U.S. Borrowers have delivered to the Lender the calculations attached hereto as Exhibit A regarding compliance with the financial covenants set forth in Section 6.09 of the U.S. Credit Agreement for the third quarter of 1999. Based on such calculations, the U.S. Borrowers were not in compliance with the financial covenants set forth in Sections 6.09(a), (b) and (d) of the U.S. Credit Agreement, which covenants are incorporated by reference into the Guarantee in Section 10(a) thereof.

     In addition, as of the date hereof, the Borrowers have not delivered the following items to the Lender on or before September 30, 1999 as required by the Letter Agreement: (i) such releases, termination statements and other instruments as reasonably requested by the Lender and its counsel to evidence the termination of the security interests in, and the release of, all of the collateral securing the Barclays Debt (as defined in the U.S. Credit Agreement), other than the U.K. Lease (as defined in the U.S. Credit Agreement), and (ii) the pledge of the stock of Image Technology Corp. (together with related stock powers executed in blank). Also, certain of the documents previously delivered
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and conditions previously satisfied as required by the Letter Agreement were not so delivered or satisfied on or before the September 30, 1999 deadline.

     The Lender hereby waives the Borrowers' compliance with the financial covenants set forth in the U.S. Credit Agreement and the provisions of the Letter Agreement described in the preceding two paragraphs, but only (x) to the extent of the deviations from the relevant financial covenants set forth in Exhibit A and the U.S. Borrowers' failure to comply with such covenants for the third quarter of 1999 and (y) solely with respect to the deviations from the Letter Agreement described above; provided that the Borrowers shall deliver the remaining documentation and satisfy the remaining conditions set forth in the Letter Agreement on or before January 31, 2000. The Borrowers acknowledge and agree that if all of the documentation required to be delivered under the Letter Agreement and all of the conditions required to be satisfied as set forth therein are not so delivered and satisfied on or before January 31, 2000, it shall constitute an immediate Event of Default under both the U.S. Credit Agreement and the French Credit Agreement.

     This waiver applies only with respect to the Borrowers' non-compliance with the provisions of the U.S. Credit Agreement, the Guarantee and the Letter Agreement described herein, and nothing contained herein or in any other communication between any Borrower and the Lender shall constitute a consent to any other deviation from the terms of any of the Credit Documents. Nothing contained in this waiver shall be deemed to modify or amend any of the Credit Documents, each of which remains in full force and effect, or constitute a course of dealing among the Borrowers and the Lender.

     By their acknowledgment in the spaces provided below, (A) the U.S. Borrowers hereby confirm to the Lender that the representations and warranties of the U.S. Borrowers set forth in Article III of the U.S. Credit Agreement are true and correct as of the date hereof as if set forth herein in full, (B) the French Borrowers hereby confirm to the Lender that the representations and warranties of the French Borrowers set forth in Article III of the French Credit Agreement are true and correct as of the date hereof as if set forth herein in full, and (C) the Borrowers hereby certify that, after giving effect to this waiver, no Default (as defined in the applicable Credit Agreement) exists under either the U.S. Credit Agreement or the French Credit Agreement.

     This waiver is conditioned upon, and shall be effective only contemporaneous with, the granting and effectiveness of a similar waiver by Whitney Subordinated Debt Fund, L.P. ("Whitney") under that certain Subordinated Note and Stock Purchase Agreement, dated as of July 8, 1998, by and among NMT, Whitney and, for limited purposes, J.H. Whitney & Co., as amended (the "Whitney Agreement"), with respect to NMT's failure to comply with the same financial covenants as set forth in Sections 9.8(a), (b) and (d) of the Whitney Agreement.

                  [Remainder of Page Intentionally Left Blank]

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                                    Very truly yours,

                                    BROWN BROTHERS HARRIMAN & CO.


                                    By: /s/ Jared S. Keyer
                                       ------------------------------
                                       Name: Jared S. Keyer
                                       Title: Manager


ACKNOWLEDGED AND AGREED:

NMT MEDICAL, INC.


By: /s/ William J. Knight
   ------------------------------
   Name: William J. Knight
   Title: Vice President of
          Finance and Administration
          and Chief Financial Officer


NMT HEART, INC.


By: /s/ Thomas M. Tully
   ------------------------------
   Name: Thomas M. Tully
   Title: President


NMT INVESTMENTS CORP.


By: /s/ Thomas M. Tully
   ------------------------------
   Name: Thomas M. Tully
   Title: President


NMT NEUROSCIENCES
(INTERNATIONAL), INC.


By: /s/ Thomas M. Tully
   ------------------------------
   Name: Thomas M. Tully
   Title: President

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

NMT NEUROSCIENCES (US), INC.


By: /s/ Thomas M. Tully
   ------------------------------
   Name: Thomas M. Tully
   Title: President


NMT NEUROSCIENCES (IP), INC.


By: /s/ Thomas M. Tully
   ------------------------------
   Name: Thomas M. Tully
   Title: President


NMT NEUROSCIENCES
INNOVASIVE SYSTEMS, INC.


By: /s/ Thomas M. Tully
   ------------------------------
   Name: Thomas M. Tully
   Title: President


NMT NEUROSCIENCES IMPLANTS
(FRANCE) SA


By: /s/ David A. Chazanovitz
   ------------------------------
   Name: David A. Chazanovitz
   Title: Director


NMT NEUROSCIENCES INSTRUMENTS
(FRANCE) SARL


By: /s/ David A. Chazanovitz
   ------------------------------
   Name: David A. Chazanovitz
   Title: Co-Manager

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